SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  November 30, 2006
(date of earliest event reported)

ASSET BACKED SECURITIES CORPORATION (as depositor under the Pooling and Servicing Agreement, relating to the Asset Backed Pass-Through Certificates,

Series AMQ 2006-HE7)

ASSET BACKED SECURITIES CORPORATION, HOME EQUITY LOAN TRUST, SERIES AMQ 2006-HE7
(Exact name of Issuing Entity as specified in its charter)

ASSET BACKED SECURITIES CORPORATION
(Exact name of Depositor as specified in its charter)

DLJ MORTGAGE CAPITAL, INC.
(Exact name of Sponsor as specified in its charter)
Delaware	333-131465-07	13-3354848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Eleven Madison Avenue New York, New York 10010
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 325-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Item 8.01.  Other Events.

McKee Nelson LLP has been retained by this Registrant as counsel for its Registration Statement on Form S-3 (Commission File No. 333-131465) in connection with various transactions.  Legal opinions by McKee Nelson LLP to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

5.1

Opinion of McKee Nelson LLP as to legality (including consent of such firm).

8.1

Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

23.1

Consent of McKee Nelson LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSET BACKED SECURITIES CORPORATION

By: /s/ Gregory Richter

Name:

Gregory Richter

Title:

Vice President

Dated: November 30, 2006

EXHIBIT INDEX

    Exhibit No.

Description

Page No.

5.1

Opinion of McKee Nelson LLP as to legality (including consent of such firm).

8.1

Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit  5.1).

23.1

Consent of McKee Nelson LLP (included in Exhibit 5.1).